UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement   [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule
                                         14a-6(e) (2))
[ ] Definitive Proxy Statement    [ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                        ADVANTAGE MARKETING SYSTEMS, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
    _______________________________________________________________

(2) Aggregate number of securities to which transaction applies:
    _______________________________________________________________

(3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined):
    ________________________________________________________________

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    ________________________________________________________________

(5) Total fee paid:
    _________________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(4) Date Filed:
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

                        ADVANTAGE MARKETING SYSTEMS, INC.

                                                              711 NE 39th Street
                                                  Oklahoma City, Oklahoma  73105
                                                       Telephone: (405) 842-0131


                            NOTICE OF ANNUAL MEETING

TO OUR SHAREHOLDERS:

     Our Annual Meeting of Shareholders will be held at the Marriott Hotel at 3233 Northwest Expressway in Oklahoma City, Oklahoma, on August 20, 2004 commencing at 5:00 P.M. Central Daylight-Savings Time, and thereafter as it may be adjourned from time to time, for the following purposes:

     1. To elect three directors to hold office until the 2007 annual meeting of shareholders and until their successors shall have been duly elected and qualified;

     2. To consider and approve the name change of the Company from Advantage Marketing Systems, Inc. to AMS Health Sciences, Inc.;

     3. To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP as our independent auditor for 2004; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Holders of record of common stock at the close of business on June 21, 2004, are entitled to notice of and to vote at the meeting or any adjournment thereof, notwithstanding transfer of any stock on our books after such record date. The accompanying proxy statement contains information regarding the matters to be considered at the Annual Meeting. Copies of this notice and the accompanying proxy statement were first mailed to shareholders on or about July 15, 2004. For reasons set forth in the attached proxy statement, the Board of Directors recommends a vote "FOR" the matters being voted upon.

     Your attendance or proxy is important to assure a quorum at the Annual Meeting. Shareholders who do not expect to attend the Annual Meeting in person are requested to complete and return the enclosed Proxy, using the envelope provided, which requires no postage if mailed from within the United States. Any person giving a proxy has the power to revoke it at any time prior to its exercise and, if present at the Annual Meeting, may withdraw it and vote in person. Attendance at the Annual Meeting is limited to shareholders, their proxies and our invited guests. All shareholders are cordially invited to attend the Annual Meeting.

                                             BY ORDER OF THE BOARD OF DIRECTORS:

                                             REGGIE B. COOK
                                             Reggie B. Cook, Corporate Secretary
     Oklahoma City, Oklahoma
     July 15, 2004

                                 PROXY STATEMENT


                        Advantage Marketing Systems, Inc.
                               711 NE 39th Street
                          Oklahoma City, Oklahoma 73105
                                 (405) 842-0131

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 20, 2004

                     SOLICITATION AND REVOCATION OF PROXIES

     We at Advantage Marketing Systems, Inc. are furnishing this proxy statement in connection with the Annual Meeting of the holders of our common stock to be held at 5:00 P.M., Central Daylight-Savings Time, on August 20, 2004, at the Marriott Hotel at 3233 Northwest Expressway in Oklahoma City, Oklahoma, and any adjournment thereof. This proxy statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy were first mailed on or about July 15, 2004, to our shareholders of record on June 21, 2004.

     If the accompanying proxy is properly executed and returned, the shares of common stock represented by the proxy will be voted at the Annual Meeting. If you indicate in your proxy a choice with respect to any matter to be acted upon, your shares will be voted in accordance with your choice. If no choice is indicated, your shares will be voted "FOR" the election of the nominees for director listed below, the approval of the Company name change and the ratification of our appointment of Grant Thornton LLP as our independent auditors for 2004. Our shareholders will also consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. Our Board of Directors knows of no business that will be presented for consideration at the Annual Meeting, other than matters described in this proxy statement. You may revoke your proxy by giving written notice of your revocation to our Secretary at any time before your proxy is voted, by executing another valid proxy bearing a later date and delivering the new proxy to our Secretary prior to or at the Annual Meeting, or by attending the Annual Meeting and voting in person.

     Neither the corporate laws of the State of Oklahoma, the state in which we are currently incorporated, nor our Certificate of Incorporation or Bylaws have any provisions regarding the treatment of abstentions and broker non-votes. Our policy is (i) to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the Annual Meeting, (ii) to treat abstentions and broker non-votes as votes not cast but to treat them as shares represented at the Annual Meeting for determining results on actions requiring a majority vote, and (iii) to consider neither abstentions nor broker non-votes in determining results of plurality votes.

     The expenses of this proxy solicitation, including the cost of preparing and mailing this proxy statement and accompanying proxy will be borne by us. Such expenses will also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of our common stock. Solicitation of proxies may be made by mail, telephone, personal interviews or by other means by members of our Board of Directors or our employees who will not be additionally compensated therefore, but who may be reimbursed for their out-of-pocket expenses in connection therewith.


                          SHAREHOLDERS ENTITLED TO VOTE

     Shareholders entitled to vote at the Annual Meeting are the holders of record, at the close of business on June 21, 2004, our record date, of the 6,848,960 shares of common stock then outstanding. Each holder of a share of common stock outstanding on the record date will be entitled to one vote for each share held on each matter presented at the Annual Meeting. Our officers and directors own a total of 1,431,921 shares, or 20.9 percent of the issued and outstanding common stock, and intend to vote all of these shares in favor of the matters to be voted upon at the Annual Meeting. There is no cumulative voting with respect to the election of directors. The presence in person or by proxy of the holders of a majority of the shares of common stock issued and outstanding at the Annual Meeting will constitute a quorum for the transaction of business. All matters to be brought before the Annual Meeting will require the affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person and by proxy and entitled to vote. Votes will be tabulated by an inspector of election appointed by our Board of Directors.

     THIS PROXY STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THESE TRANSACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Our Bylaws provide that our Board of Directors shall consist of not less than one nor more than fifteen directors, as determined from time to time by resolution of our Board of Directors. The number of directors is currently fixed at seven (7) directors. In general, the directors are divided into three classes. Class I Directors hold office for a term expiring at the annual meeting of shareholders to be held in 2006, Class II Directors hold office for a term expiring at the annual meeting of shareholders to be held in 2004, and Class III Directors hold office for a term expiring at the annual meeting of shareholders to be held in 2005. Each director holds office for the term to which he is elected or until his successor is duly elected and qualified. Messrs. Dickey and Cook are serving as Class I Directors under a term expiring in 2006. Messrs. Hail, Buxton and D'Arcangelo are serving as Class II Directors under a term expiring in 2004 and Messrs. Stonecipher and Hague are serving as Class III Directors under a term expiring in 2005. At each of our annual shareholders meetings, the successor to a director whose term expires at such meeting will be elected to hold office for a term expiring at the annual shareholders meeting held in the third year following the year of his election.

     Our Board of Directors has nominated John W. Hail, M. Thomas Buxton III and David J. D'Arcangelo for re-election as directors for a term ending in 2007 or until their successors shall have been duly elected and qualified. The persons named as proxies in the accompanying proxy, who have been designated by our Board of Directors, intend to vote unless otherwise instructed in the proxy, for the election of Messrs. Hail, Buxton and D'Arcangelo. Should any nominee named herein become unable for any reason to stand for election as a director, the persons named in the proxy will vote for the election of such other person as our Board of Directors may recommend. We know of no reason why any nominee will be unavailable or unable to serve.

     The affirmative vote of the holders of a majority of our common stock present, in person or by proxy at the Annual Meeting and entitled to vote, is required for the election of a director. An abstention from voting and broker non-votes will be tabulated as a vote withheld on the election, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether a nominee has received the vote of a majority of the shares present at the Annual Meeting.

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RE-ELECTION OF JOHN W. HAIL, M. THOMAS BUXTON III AND DAVID J. D'ARCANGELO TO THE BOARD OF DIRECTORS. PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE.

Information About Each Director and Director Nominee of Advantage Marketing Systems, Inc.

              Name           Age                              Position with Us
              ----           ---                              ----------------
John W. Hail<F1><F4>           73  Chairman of the Board, Chief Executive Officer and Director
David D'Arcangelo<F1><F4>      48  President and Director
Reggie B. Cook<F3>             49  Chief Financial Officer, Secretary, Treasurer and Director
Steven M. Dickey<F3>           56  Director
Steven R. Hague<F2>            59  Director
M. Thomas Buxton III<F1><F4>   54  Director
Harland C. Stonecipher<F2>     65  Director

<F1>
     Term as a Director expires in 2004.
<F2>
     Term as a Director expires in 2005.
<F3>
     Term as a Director expires in 2006.
<F4>
     Director Nominee.


     John W. Hail is our founder and has served as our Chief Executive Officer and Chairman of the Board of Directors since our inception in June 1988. During 1987 and through May 1988, Mr. Hail served as Executive Vice President, Director and Agency Director of Pre-Paid Legal Services, Inc., a public company engaged in the sale of legal services contracts, and also served as Chairman of the Board of Directors of TVC Marketing, Inc., the exclusive marketing agent of Pre-Paid Legal Services, Inc. Since 1998, Mr. Hail has served as a Director of Pre-Paid Legal Services, Inc. In March 1999, Mr. Hail became a director of DuraSwitch Industries, Inc., a company that develops and distributes electronic switches.

     David J. D'Arcangelo has served as our President since November 2002. Before joining us, Mr. D'Arcangelo founded Entreport Corporation, a company that went straight from the business plan, to the startup, to being listed on the American Stock Exchange. Mr. D'Arcangelo is a nationally known speaker, speaking with such recognized speakers as Zig Ziglar, Tommy Hopkins and Barbara Bush. Mr. D'Arcangelo holds a Bachelor Degree in Economics/Business Administration from the University of Redlands.

     Reggie B. Cook has served as Vice President and Chief Financial Officer since November 2000, and as a director since February 2001. From 1994 to 2000, Mr. Cook served as Chief Financial Officer of Sequoiah Fuels Corporation, a subsidiary of a Fortune 500 energy company that manufactured and internationally distributed high-grade energy products. He has 18 years of senior management experience guiding regulated industries that must operate under intense regulatory scrutiny. Mr. Cook received his B.B.A. in Accounting, Management and Finance, and his Masters in Business Administration from the University of Oklahoma.

     Steven M. Dickey has served as one of our directors since October 2002. Mr. Dickey has been a practicing attorney in the Oklahoma City area since 1973, and is a principal shareholder in the firm of Dickey and Dickey Attorneys.

     Steven R. Hague has served as one of our directors since January 2003. Mr. Hague has been a partner at One Source Advisors in Oklahoma City since 1999. One Source Advisors is a management and actuarial consulting firm that provides services related to product development; merger, acquisition and venture development; bank insurance development and analysis; operational performance analysis and financial reporting and forecasting. Previously, Mr. Hague was Chief Executive Officer of American Southwest Holding Company from1998 to 1999, and President and Chief Executive Officer of Bankers Protective Life Insurance Company from 1993 to 1997. Mr. Hague also serves as a director and a member of the Compensation Committee of Pre-Paid Legal Services, Inc. Mr. Hague holds a Bachelor of Science degree from West Virginia University.

     M. Thomas Buxton III has served as one of our directors since June 2001. Mr. Buxton has practiced as a CPA in the Oklahoma City area and has been a shareholder in Buxton and Cloud, CPA's since 1982. Mr. Buxton is a retired lieutenant colonel in the United States Army Reserve.

     Harland C. Stonecipher has served as one of our directors since August 1995. Mr. Stonecipher has been Chairman of the Board and Chief Executive Officer of Pre-Paid Legal Services, Inc. since its inception in 1972.

Information About Each Executive Officer of Advantage Marketing Systems, Inc.

          Name                     Age          Position with Us
          ----                     ---          ----------------
David J. D'Arcangelo...........     48      President
Dennis P. Loney<F1>............     49      Chief Operations Officer
Reggie B. Cook.................     49      Chief Financial Officer, Secretary and Treasurer

<F1>
     Mr. Loney is the son-in-law of Mr. Hail.

     David J. D'Arcangelo is listed above in our directors' information.

     Dennis P. Loney is Chief Operations Officer. Mr. Loney has served in this capacity since July 1995. Prior to his current position, Mr. Loney served as the Vice President of Administration of TVC Marketing, Inc. Mr. Loney brings over 20 years of business and 14 years of network marketing experience.

     Reggie B. Cook is listed above in our directors' information.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who beneficially own more than 10% of our common stock to file certain reports with the Securities and Exchange Commission concerning their beneficial ownership of our equity securities. The SEC's regulations also require that a copy of all such Section 16(a) forms filed must be furnished to us by the executive officers, directors, and greater than 10% shareholders. To our knowledge, based solely on a review of the copies of such forms and amendments thereto received by us with respect to 2003, all
Section 16(a) filing requirements were met, although some were untimely. The following persons failed to report one or more transactions (as denoted in parenthesis) in a timely manner: M. Thomas Buxton III (5); Reggie Cook (1); David D'Arcangelo (1); Steven M. Dickey (5); Steve Hague (4); John Hail (1); Dennis Loney (2); and Harland Stonecipher (4).


Board Meetings and Committees

     The Board of Directors has the responsibility for establishing our broad corporate policies and for our overall performance. However, the Board is not involved in our day-to-day operations. The Board is kept informed of our business through discussions with our Chief Executive Officer and other officers, by reviewing analyses and reports provided to it on a regular basis, and by participating in Board and Committee meetings.

     Meetings. The Board of Directors held four meetings during 2003. Messrs. Hail, Cook, D'Arcangelo, Dickey, Hague and Buxton attended all of the Board meetings. Mr. Stoncipher attended three of the Board meetings. The Board has established an Audit Committee and a Compensation Committee. In accordance with our By-laws, the Board of Directors annually elects from its members the members of each Committee.

     Audit Committee. Members: M. Thomas Buxton III, Steven M. Dickey and Steven
R. Hague.

     The Audit Committee is composed of non-employee directors, each of which is independent as defined in Section 121 (A) of the American Stock Exchange listing standards. The Audit Committee annually considers the qualifications of our independent auditor and makes recommendations to the Board on the engagement of the independent auditor. The Audit Committee meets with representatives of the independent auditor and is available to meet at the request of the independent auditor. During these meetings, the Audit Committee receives reports regarding our books of accounts, accounting procedures, financial statements, audit policies and procedures, internal accounting and financial controls, and other matters within the scope of the Audit Committee's duties. The Audit Committee reviews the plans for and results of audits for us and our subsidiaries. The Audit Committee reviews and approves the independence of the independent auditor, and considers and authorizes the fees for both audit and nonaudit services of the independent auditor. See the "Audit Committee Report" included elsewhere herein.

     The Board of Directors has determined that Mr. Buxton is a financial expert as defined in Item 401(h)(2) of Regulation S-K. An audit committee financial expert has the following attributes:

     o An understanding of generally accepted accounting principles and financial statements;

     o The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

     o Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues comparable to the breadth and complexity of accounting issues reasonably expected to be raised by our financial statements;

     o    An understanding of internal control over financial reporting; and

     o    An understanding of audit committee functions.

     Mr. Buxton has practiced as a Certified Public Accountant in the State of Oklahoma since 1982. In addition, he was previously the Chief Financial Officer for a holding company. As such, Mr. Buxton possesses the attributes necessary to qualify as an audit committee financial expert.

     Mr. Buxton's determination as an audit committee financial expert does not:

     o    Deem Mr. Buxton an expert for any other purpose;

     o Impose on Mr. Buxton any duties, obligations or liability that are greater than the duties, obligations or liability imposed on other Audit Committee members; nor

     o Affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors.

     During 2003, the Audit Committee met four times. Messrs. Buxton, Dickey and Hague were present at all meetings.

     We do not have a Corporate Governance and Nominating Committee. After review, our Board of Directors concluded that formation of a separate committee would be financially unreasonable and administratively burdensome, based on the size and nature of the Company. As a result, the Audit Committee acts in place of a Corporate Governance and Nominating Committee. The Audit Committee acts in the following capacities:

     o Evaluate our corporate governance effectiveness and recommend such revisions as it deems appropriate to improve the corporate governance of the Company, the Board or any committee of the Board; and

     o    Identify individuals qualified to become Board members and recommend
          (i) candidates to fill newly created director positions or Board vacancies, (ii) whether incumbent directors should be nominated for re-election to the Board upon the expiration of their terms, and (iii) directors to serve on committees of the Board.


     In considering possible candidates for election as a director, the Audit Committee is guided by the principles that each director should be an individual of high character and integrity and have:

     o    Independence;

     o    Wisdom;

     o    Integrity;

     o    An understanding and general acceptance of our corporate philosophies;

     o A valid business or professional knowledge and experience that can bear on our challenges and deliberations and those of our Board of Directors;

     o    A proven record of accomplishment with an excellent organization;

     o    An inquiring mind;

     o    A willingness to speak one's mind;

     o    An ability to challenge and stimulate management;

     o    A willingness to commit time and energy to our business affairs; and

     o    International and global experience.

     Qualified candidates for membership as a director will be considered without regard to race, color, religion, gender, ancestry, national origin or disability. The Audit Committee will review the qualifications and background of directors and nominees to become directors, without regard to whether a nominee has been recommended by shareholders. The Audit Committee does not have a charter specific to nominations of directors. A copy of the resolution setting forth our nomination process may be obtained by writing Advantage Marketing Systems, Inc., 711 NE 39th Street, Oklahoma City, OK 73105, Attn: Corporate Secretary.

     Notice of proposed shareholder nominations for directors must be delivered not less than 120 days before any meeting at which directors are to be elected. Nominations must include the full name of the proposed nominee, a brief description of the proposed nominee's business experience for at least the previous five years, and a representation that the nominating shareholder is the beneficial record owner of our common stock. Such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director, if elected. Nominations should be delivered to the Audit Committee at the following address: The Advantage Marketing Systems, Inc. Audit Committee, c/o Steven R. Hague, Advantage Marketing Systems, Inc., 711 NE 39th Street, Oklahoma City, Oklahoma 73105.

     In addition to considering possible candidates for election as directors, the Audit Committee may, in its discretion, review the qualifications and backgrounds of existing directors and other nominees (without regard to whether a nominee has been recommended by shareholders), as well as the overall composition of our Board of Directors, and recommend the slate of directors to be nominated for election at the ensuing annual meeting of shareholders. Currently, we do not employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

     In addition, the Audit Committee will evaluate our corporate governance effectiveness and recommend such revisions as it deems appropriate to improve our corporate governance. The areas of evaluation may include such matters as the size and independence requirements of our Board of Directors, Board committees, management success and planning, and regular meetings of our non-management directors without management in executive sessions. We do not have a policy requiring members of our Board of Directors to attend annual meetings of our shareholders. Six of our directors attended our 2003 annual meeting of shareholders.

     Compensation Committee. Members: M. Thomas Buxton III and Steven R. Hague.

     The members of the Compensation Committee are independent directors, but are eligible to participate in any of the plans or programs that the Compensation Committee administers. The Compensation Committee approves the standards for setting salary ranges for our executive officers, reviews and approves the salary budgets for all other of our officers, and specifically reviews and approves the compensation of our senior executives. The Compensation Committee reviews action taken by management in accordance with the salary guidelines for executives and establishes the performance objectives for variable compensation for executives. The Compensation Committee also administers our stock option plans and approves stock option grants for our executive officers. See the "Compensation Committee Report on Executive Compensation" included elsewhere herein. During 2003, the Compensation Committee met once and each committee member attended the meeting.

Compensation of Directors

     Directors who are not our employees receive $500 for each Board or Committee meeting attended. Directors who are also our employees receive no additional compensation for serving as directors. We reimburse our directors for travel and out-of-pocket expenses in connection with their attendance at meetings of the Board of Directors. Our Bylaws provide for mandatory indemnification of directors and officers to the fullest extent permitted by Oklahoma law.

Compensation Committee Interlocks and Insider Participation

     At December 31, 2003, our Compensation Committee consisted of Messrs. Buxton and Hague. No member of the Compensation Committee was one of our officers or employees, an officer or employee of any of our subsidiaries or engaged in a related party transaction with us, during 2003. John W. Hail, our Chairman of the Board and Chief Executive Officer, serves on the Board of Directors of Pre-Paid Legal Services, Inc. Steve Hague, one of our directors and a member of our Compensation Committee, is also on the Board of Directors and Compensation Committee of Pre-Paid Legal Services, Inc. Harland Stonecipher, the Chairman of the Board and Chief Executive officer of Pre-Paid Legal Services, Inc. serves on our Board of Directors.


Other Matters

     You can contact any member of our Board of Director by writing to him at the same address provided above for delivery of director nominations. Our shareholders, our employees and any others who wish to contact any non-management member of our Board of Directors or any member of our Audit Committee to report complaints or concerns with respect to accounting, internal accounting, controls or auditing matters, may do so by using the above address. Information explaining how our shareholders can contact our Board of Directors is available in the Contact Us section of our website at www.amsonline.com under the heading "Board of Directors."

     We have adopted the Advantage Marketing Systems Code of Ethics for our employees, officers and directors. Our Code of Ethics is publicly available on our website at www.amsonline.com. If we make any substantive amendments to our Code of Ethics or grant any waiver, including any implicit waiver, from a provision of this Code to our executive officers, we will disclose the nature of such amendment or waiver on our website.



                                   PROPOSAL 2

     AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM ADVANTAGE MARKETING SYSTEMS, INC. TO AMS HEALTH SCIENCES, INC.

     The Board of Directors has determined that it is advisable to change our corporate name of Advantage Marketing Systems, Inc. to AMS Health Sciences, Inc. and has voted to recommend that the shareholders adopt an amendment to our Certificate of Incorporation effecting the proposed name change. The full text of the proposed amendment to our Certificate of Incorporation is attached to this proxy statement as Appendix A.

     The Board of Directors believes it is in our best interest to change our name. We are recommending our name change to more accurately reflect the substance and purpose of our business operation to our shareholders, associates and the market. The addition of the words Health and Science reflect our commitment to providing cutting-edge, high performance weight loss and nutritional supplements to our customers. The retention of the initials "AMS" ties us to our already branded product lines and our associates' promotional materials. AMS Health Sciences, Inc. is a much stronger statement to the market of whom we are and where our business focus resides.

     The affirmative vote of the holders of a majority of the total combined voting power of the shares represented and entitled to vote at the meeting will be required to approve the amendment to our Certificate of Incorporation to effect the proposed change in our name.

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A SHAREHOLDER INDICATES OTHERWISE ON THE PROXY.



                                   PROPOSAL 3

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Grant Thornton LLP as our independent auditors for the year ending December 31, 2004, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at our Annual Meeting. Grant Thornton LLP audited our 2003, 2002 and 2001 financial statements. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     As previously reported, on July 10, 2001, upon the recommendation of our Audit Committee and with the approval of our Board of Directors, we dismissed our principal accountant, Deloitte & Touche LLP, in order to institute certain cost saving measures. On the same date, we engage Grant Thornton LLP as our principal accountant. At no time did any report by Deloitte & Touche LLP on our financial statements contain an adverse opinion or a disclaimer of opinion; nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles. Also, at no time did we have any disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to reference the subject matter of the disagreement in connection with their report on our financial statements.

     We did not consult with Grant Thornton LLP during our two most recent fiscal years and any subsequent interim period prior to engaging Grant Thornton LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event, as those terms are defined in Item 304(a) of Regulation S-K.

Audit Fees

     Audit fees billed to us during the last two fiscal years ended December 31, 2003 for audit or review of our annual financial statements and those financial statements included in our quarterly reports on Forms 10-Q, and services normally provided in connection with our regulatory filings, totaled $69,850 for 2002 and $62,360 for 2003.

Audit-Related Fees

     Audit-related fees billed to us during the last two fiscal years ended December 31, 2003 for assurance and related services reasonable related to the audit or review of our financial statements, but not otherwise disclosed under the heading "Audit Fees" above, totaled $9,855 for 2002 and $900 for 2003. These fees related to the review of internal control documentation and preparation of management advisory comments.

Tax Fees

     Tax fees billed to us during the last two fiscal years ended December 31, 2003 for tax compliance, tax advice or tax planning totaled $9,990 for 2002 and $9,015 for 2003. Services provided to us by Grant Thornton LLP include filing corporate franchise and income tax returns.

All Other Fees

     There were no fees billed to us during the last two fiscal years ended December 31, 2003 for any other non-audit services. The Audit Committee has determined that the provision of non-audit services by Grant Thornton LLP did not impact the independence of Grant Thornton LLP.

     Pursuant to pre-approval policies and procedures set forth in the existing Audit Committee Charter, the Audit Committee approved 100% of the audit and audit-related services in 2002 and 2003. The Audit Committee did not pre-approve the provision of tax services in 2002 and 2003. The Audit Committee currently approves in advance all audit and non-audit services to be performed for us by our independent accountants.

     Stockholder ratification of the selection of Grant Thornton LLP as our independent auditors is not required by Grant Thornton, LLP, our Bylaws or otherwise. However, the Board is submitting the selection of Grant Thorton LLP to our stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in our best interests and the best interests of our stockholders.

     The affirmative vote of the holders of a majority of the total combined voting power of the shares represented and entitled to vote at the meeting will be required to ratify the selection of Grant Thornton LLP as our independent auditors for the fiscal year ending December 31, 2004.

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS. PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

     Our Executive Officers. The following Summary Compensation Table sets forth certain information relating to compensation for services rendered during the years ended December 31, 2003, 2002 and 2001, paid to or accrued for John W. Hail, our Chief Executive Officer, and each of our executive officers whose 2003 salary and bonus exceed $100,000.

                                                                                                        Long-Term
                                                                                                   Compensation Awards
                                                                                                   -------------------
                                                       Annual Compensation                       Securities      Exercise
                                                       -------------------                       Underlying       or Base
Name and Principal Position                 Year       Salary<F1>      Bonus        Other         Options         Price
---------------------------                 ----       ----------      -----        -----         -------         -----
John W. Hail............................... 2003       $498,661        $     -      $     -        100,000        $ 1.31
  Chief Executive Officer                   2002       $456,041        $     -      $     -           -           $    -
                                            2001       $315,506        $     -      $     -        100,000        $ 2.65

David J. D'Arcangelo...................     2003       $285,769        $     -      $     -        500,000        $ 1.31
  President                                 2002       $     -<F2>     $     -      $     -        200,000        $ 1.45
                                            2001       $     -<F3>     $     -      $     -           -           $    -

Reggie Cook..............................   2003       $167,985        $     -      $     -        100,000        $ 1.31
  Vice President and Chief Financial        2002       $162,028        $     -      $     -           -           $    -
  Officer                                   2001       $194,700        $     -      $     -        50,000         $ 2.65

Dennis Loney...........................     2003       $147,985        $     -      $     -        100,000        $ 1.31
  Vice President and Chief                  2002       $166,165        $     -      $     -           -           $    -
  Operating Officer                         2001       $158,700        $     -      $     -        50,000         $ 2.65

<F1>
     Dollar value of base salary earned during the year, including the use of automobiles for Messrs. Hail, Cook, and Loney, the value of which is less than 10% of each officers' total annual salary, is included in their annual compensation.
<F2>
     Yearly salary was less than $100,000.
<F3>
     Mr. D'Arcangelo was not an executive officer in 2001.

Aggregate Option Grants and Exercises in 2003 and Year End Option Values

     Stock Options and Option Values. The following table sets forth information related to the grant of stock options during 2003.



                                       Stock Options Granted                                  Potential Realizable
                                       ---------------------                                Value at Assumed Annual
                                           Percentage of                                           Rates of Stock
                              Number of    Total Options                                     Price Appreciation for
                               Shares        Granted to                                             Option Term
                             Underlying      Employees      Exercise        Expiration       -------------------------
                               Options        in 2003         Price            Date             5%            10%
                               -------        -------         -----            ----             --            ---
John W. Hail...........           100,000        8%           $1.31      January 1, 2013        $82,000       $209,000
Chief Executive
  Officer

David J. D'Arcangelo              500,000       37%           $1.31      January 1, 2013       $412,000     $1,044,000
  President

Reggie Cook...........            100,000        8%           $1.31      January 1, 2013        $82,000       $209,000
Vice President and
  Chief Financial
  Officer

Dennis Loney..........            100,000        8%           $1.31      January 1, 2013        $82,000       $209,000
Vice President and
  Chief Operating
  Officer

     Aggregate Stock Option Exercises in 2003 and Year End Option Values. The following table sets forth information related to the exercise of stock options during 2003 and the number and value of options held by the named executive officers at December 31, 2003.

                                 Stock Option Exercises and Year End Option Value Table
                                                                                               Value of Unexercised
                                                             Number of Unexercised                 In-the-Money
                               Shares                            Options as of                     Options as of
                             Acquired on                       December 31, 2003               December 31, 2003<F1>
                                             Value             -------------------
                              Exercise     Realized     Exercisable      Unexercisable     Exercisable     Unexercisable
                              --------     --------     -----------      -------------     -----------     ------------
John W. Hail...........           -          $     -      267,239           182,761          $553,292         $416,208
Chief Executive Officer

David J. D'Arcangelo...           -          $     -      300,000           400,000          $806,000       $1,112,000
President

Reggie Cook............           -          $     -       62,724           113,395          $110,459         $266,443
Vice President and
Chief Financial Officer

Dennis Loney...........          2,100       $ 4,060       75,303           110,322          $114,288         $260,312
Vice President and
Chief Operating Officer

<F1>
     The closing sale price of our common stock as reported on the American Stock Exchange on December 31, 2003 was $4.09. The per-share value is calculated based on the applicable closing price per share, minus the exercise price, multiplied by the number of shares of our common stock underlying the options.

Employment Agreements

     We have entered into a written employment with our President, David J. D'Arcangelo. The contract is for an initial one-year term, commencing November 25, 2002, and automatically renewable for two successive one-year terms unless rejected by either party. The contract calls for a base salary of $180,000 per year, an annual incentive bonus of up to $200,000, contingent upon meeting certain performance goals, and non-qualified options to purchase up to 700,000 shares of our common stock at an exercise price of $1.40 per share. A total of 200,000 of Mr. D'Arcangelo's options vested in 2002 and an additional 100,000 options vested in 2003. The employment agreement also contains provisions for graduated severance payments of up to 12 months of base pay, based on length of employment, if we terminate him without cause, disability payments, and a non-competition agreement preventing Mr. D'Arcangelo from engaging in a business deemed similar to ours for a period of one year from the cessation of his employment.

     On November 4, 2003, we entered into a written employment agreement with John W. Hail, our Chief Executive Officer. The contract is for an initial two-year term, commencing November 4, 2003, and may be extended for up to five successive one-year terms if we and Mr. Hail agree in writing. The contract calls for a base salary of $249,600 per year, a monthly variable salary equal to one percent (1%) of our gross revenues, and a discretionary year-end bonus determined by a majority vote of the Board of Directors. Mr. Hail will continue to receive the fringe benefits he presently receives. The agreement also contains provisions for graduated severance payments if we terminate Mr. Hail without cause, ranging from $350,000 to $183,000. In addition, if the employment period is extended beyond November 11, 2005, the monthly variable salary will cease and be replaced by a fixed supplemental payment to Mr. Hail, which will be in a gross amount necessary to cover all federal, state and local taxes and all employment taxes, and pay a net amount of $7,000 per month.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The 2003 Compensation Committee was composed of Messrs. Buxton and Hague, each of whom was one of our independent directors. The Compensation Committee designs and administers the compensation programs for our executive officers and other key employees and makes grants under our stock option plans. The Compensation Committee, with the aid of internal staff, reviews and evaluates our compensation programs to determine their effectiveness in attracting, motivating and retaining highly skilled executive officers.

     Compensation Philosophy. Our compensation program for our executive officers is designed to preserve and enhance stockholder value by heavily emphasizing performance-based compensation. The program is directed towards motivating executives to achieve our business objectives, to reward them for their achievement and to attract and retain executive officers who contribute to our long-term success. Competition is intense for senior executives within the network marketing industry, with established companies and start-ups aggressively recruiting management talent. A key design criterion for our compensation programs is therefore the retention of senior management and other key employees.

     Compensation Components. Our executive compensation program has four primary components: base salary, variable salary, performance bonuses and stock option grants. Each is discussed below.

     Base Salary. The level of base salary paid to our executive officers is determined on the basis of the importance of the position and on market data. In 2003, we increased the base salaries of most of our named executive officers.

     Variable Salary. The level of variable salary paid to our executive officers is determined as a percentage of monthly sales volume. In 2003, the percentage varied for our named executive officers.

     Performance Bonuses. For 2003, we employed a cash incentive compensation program under which bonus amounts are based on a number of performance factors that we considered relevant, including the following:

     |X|  Overseeing our financial results;

     |X|  Building and growing higher margin business;

     |X|  Strengthening our organization structure and management team; and

     |X|  Controlling non-personnel expenses while growing revenues.

     Stock Option Grants. For 2003, we employed a stock option grant program under which options were granted based on a number of performance factors that we considered relevant, including the same factors considered for performance bonuses.

     Compensation of the Chief Executive Officer. As described above, we determine compensation for all executives, including John W. Hail, our Chief Executive Officer, considering both a pay-for-performance philosophy and market rates of compensation. Mr. Hail's base salary was $249,600 for fiscal 2003, which we believe is not inconsistent with the base salaries of chief executive officers of peer companies. Mr. Hail's variable salary was $249,061 for fiscal 2003.

                                          THE COMPENSATION COMMITTEE

                                           M. Thomas Buxton III
                                             Steven R. Hague


                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board is responsible for providing independent, objective oversight and review of our accounting functions and internal controls. The Audit Committee is governed by a written Charter adopted and approved by the Board in June, 2000.

     In fulfilling our duties for the 2003 fiscal year pursuant to our Charter, the Committee has also done each of the following:

     |X| Reviewed our audited financial statements for 2003 and discussed the financial statements with our management;

     |X| Discussed with Grant Thornton, LLP the matters required to be discussed with them by the Auditing Standards Board Statement on Accounting Standards No. 61 (Codification of Statements on Auditing Standards, AU 380) as may be modified or supplemented;

     |X| Received written disclosure from Grant Thornton, LLP about any relationships between them and us which they believe may effect their independence;

     |X| Received a confirmation letter from Grant Thornton, LLP that they are independent of us; and

     |X|  Discussed Grant Thornton, LLP's independence with them.

     Based on the review and discussions above, the Committee recommended to the Board that the audited financial statements for 2003 be included in our Form 10-K filed with the Securities and Exchange Commission.

     All of the members of the Audit Committee in 2003 were independent as defined in Section 121(A) of the American Stock Exchange Listing Standards.

     The Committee has considered the non-audit services rendered by our principal accountant for the most recent fiscal year and has concluded that the provisions of such services is compatible with maintaining Grant Thornton, LLP's independence.

                                              AUDIT COMMITTEE:

                                              M. Thomas Buxton, III
                                              Steven M. Dickey
                                              Steven R. Hague



                                STOCK PERFORMANCE

     The following performance graph compares our cumulative total stockholder return on our common stock against the cumulative total return of the AMEX Composite Index and the Morgan Stanley Consumer Index (CMR) compiled by Prudential Securities Group, Inc. for the period from December 31, 1998 through December 31, 2003. The performance graph assumes that the value of the investment in our stock and each index was $100 on December 31, 1998 and that any dividends were reinvested. We have never paid dividends on our common stock.

[GRAPHIC OMITTED and DESCRIBED IN THE TABLE BELOW]

                                                COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                                                AMONG ADVANTAGE MARKETING SYSTEMS, INC.
                                        AMEX COMPOSITE INDEX AND MORGAN STANLEY CONSUMER INDEX
                                  December      December       December      December       December      December
                                    1998          1999           2000          2001           2002          2003
                                    ----          ----           ----          ----           ----          ----
Advantage Marketing Systems, Inc... 100.00         269.70        115.15         123.64         63.52         198.30
Morgan Stanley Consumer Index...... 100.00          97.30        113.49         106.19         94.52         106.92
AMEX Composite Index............... 100.00         128.98        134.50         129.93        129.21         188.23

     The industry index chosen is the Morgan Stanley Consumer Index. This index is an equal dollar weighted index designed to measure the performance of consumer-oriented, stable growth industries through price changes in 30 component stocks representing 20 industries. Major industries include beverages, food, pharmaceuticals, tobacco and personal products. To ensure that each component stock continues to represent approximately equal weight in the index, adjustments are made annually, based on closing prices on the third Friday in December.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

General

     The following table presents certain information as to the beneficial ownership of our common stock as of June 21, 2004, of:

     |X| Each person who is known to us to be the beneficial owner of more than 5% of our common stock;

     |X|  Each of our directors, nominees for directors and executive officers;

     |X|  Our executive officers and directors as a group; and

     |X|  Their percentage holdings of our outstanding shares of common stock.

For purposes of the following table, the number of shares and percent of ownership of our outstanding common stock that the named person beneficially owned on June 21, 2004, includes shares of our common stock that such person has the right to acquire within 60 days of June 21, 2004, upon exercise of options and warrants. However, such shares are not included for the purposes of computing the number of shares beneficially owned and percent of our outstanding common stock of any other named person.

                                                            Common Stock
                                                            ------------
                                                      Shares        Percent of
                                                   Beneficially       Shares
Name and Address of Beneficial Owner                  Owned        Outstanding
------------------------------------                  -----        -----------
John W. Hail<F1><F2>..............................    642,278           9.4%
Harland C. Stonecipher<F3>........................    202,768           3.0%
Steven M. Dickey<F1><F4>..........................     32,000           0.5%
M. Thomas Buxton III<F1><F4>......................     22,000           0.3%
Steven R. Hague<F1><F4>...........................     30,000           0.4%
Reggie B. Cook<F1><F5>............................     67,611           1.0%
Dennis P. Loney<F1><F6>...........................    135,264           2.0%
David J. D'Arcangelo<F1><F4>......................    300,000           4.4%
Executive Officers and Directors as a group
  (nine persons)..................................  1,431,921          20.9%

<F1>
     A director or an executive officer with a business address of 711 NE 39th Street, Oklahoma City, Oklahoma 73105.
<F2>
     The number of shares and the percentage presented includes 285,588 shares of our common stock that are subject to currently exercisable stock options.
<F3>
     Mr. Stonecipher is a director with a business address of 321 East Main Street, Ada, Oklahoma 74820, and Chairman of the Board and Chief Executive Officer of Pre-Paid Legal Services, Inc. The number of shares consist of and each percentage presented is based upon 180,768 shares of our outstanding common stock held by Pre-Paid Legal Services, Inc., which may be deemed to be beneficially owned by Mr. Stonecipher and 22,000 shares of our common stock that are subject to currently exercisable stock options.
<F4>
     The number of shares and the percentage presented represent shares of our common stock that are subject to currently exercisable stock options.
<F5>
     The number of shares and the percentage presented includes 65,671 shares of our common stock that are subject to currently exercisable stock options.
<F6>
     The number of shares and the percentage presented includes 119,500 shares of our common stock that are subject to currently exercisable stock options held by Mr. Loney.


                              CERTAIN TRANSACTIONS

     Set forth below is a description of transactions entered into between us and certain of our officers, directors and shareholders during the last fiscal year. Certain of these transactions may result in conflicts of interest between us and such individuals. Although these persons have fiduciary duties to us and our shareholders, there can be no assurance that conflicts of interest will always be resolved in our favor or in the favor of our shareholders.

     During 2003, 2002 and 2001, we received approximately $8,520, $7,069 and $15,231, respectively, from Pre-Paid Legal Services, Inc. ("Pre-Paid Legal"), a shareholder, for commissions on sales of memberships for the services provided by Pre-Paid Legal. As of July 1, 2000, we began offering our employees access to the services provided by Pre-Paid Legal through an employee benefit option. We pay half of the cost for each employee electing to participate in the plan. During 2003, 2002 and 2001, we paid $5,532, $6,934 and $7,593, respectively, to
Pre-Paid Legal for these services. Our Chairman of the Board and Chief Executive Officer, John W. Hail, is a director of Pre-Paid Legal.

     During the first quarter of 1998, we agreed to loan John W. Hail up to $250,000. Subsequently, we also agreed to loan up to an additional $75,000. In 2000, an additional $200,000 was approved. On January 1, 2001 the outstanding balance on all the notes were combined into one note payable in monthly installments. The loans and extension were unanimously approved by the board of directors. These loans were collateralized by stock and property, and bear interest at 8% per annum. These loans were fully paid in 2003.

     Also during 2003, 2002 and 2001, we paid Mr. Loney and his wife sales bonuses of $25,460, $30,887 and $38,028, respectively. These bonuses were based upon purchases by them and their downline associates in accordance with our network marketing program applicable to all independent associates in effect at the time of the sales. Mr. Loney's wife is the daughter of John W. Hail.

     On December 17, 1996, we adopted policies that loans and other transactions with officers, directors and 5% or more shareholders will be on terms no less favorable than could be obtained from unaffiliated parties and approved by a majority of not less than two of the disinterested independent directors.

     In 2003, we executed an employment agreement with our Chairman of the Board, John W. Hail. In 2002, we executed an employment agreement with our President, David D'Arcangelo. The terms of these agreements are summarized elsewhere in this proxy.

                 OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

     Our Board of Directors knows of no business that will be presented for action at the Annual Meeting other than that described in the Notice of Annual Meeting of Shareholders and this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxies as they deem advisable in accordance with their best judgment.

                 SHAREHOLDERS PROPOSALS FOR 2005 ANNUAL MEETING

     Under the existing rules of the Securities and Exchange Commission, any of our shareholders may present proposals on any matter that is a proper subject for consideration by our shareholders at the 2005 annual shareholders meeting. We currently anticipate that our 2005 annual shareholders meeting will be held on or before August 20, 2005. In order to be included in the proxy statement (or disclosure statement in the event proxies are not solicited by our Board of Directors) for the 2005 annual shareholders meeting, any shareholder proposal must be received by March 17, 2005. It is suggested that a shareholder desiring to submit a proposal do so by sending the proposal certified mail, return receipt requested, addressed to us at Advantage Marketing Systems, Inc., 711 NE 39th Street, Oklahoma City, Oklahoma 73105. Attention: Corporate Secretary. Detailed information for submitting proposals will be provided upon written request, addressed to the Corporate Secretary.

     In addition, pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, a shareholder must give notice to us prior to May 31, 2005 of any proposal that such stockholder intends to raise at the 2005 Annual Meeting. If we receive notice of such proposal on or after May 31, 2005, under Rule 14a-4, the persons named in the proxy solicited by our Board of Directors for the 2005 Annual Meeting may exercise discretionary voting with respect to such proposal.

     Your cooperation in giving this matter your immediate attention and in returning your Proxy promptly will be appreciated.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     REGGIE B. COOK
                                     Reggie B. Cook
                                     Corporate Secretary

July 15, 2004


     A copy of our annual report, which includes portions of our Form 10-K for the fiscal year ended December 31, 2003, is enclosed herewith, and our annual report on Form 10-K, excluding certain of the exhibits, may be obtained without charge by writing Advantage Marketing Systems, Inc., 711 NE 39th Street, Oklahoma City, Oklahoma 73105, Attention: Corporate Secretary.




                                   Appendix A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                        Advantage Marketing Systems, Inc.

     Advantage Marketing Systems, Inc., an Oklahoma corporation (the "Corporation"),

DOES HEREBY CERTIFY:

     FIRST: That the Corporation's Board of Directors, by the unanimous written consent of its members, filed with the minutes of the board, duly adopted resolutions setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable, and recommending that the stockholders of the Corporation approve the amendment.

     SECOND: That Article First of the Corporation's Amended and Restated Certificate of Incorporation is amended to read in its entirety as follows:

          FIRST: The name of the Corporation is: AMS Health Sciences, Incorporated.

     THIRD: That a majority of the Corporation's shareholders entitled to vote thereon voted in favor of the proposed amendment at the Corporation's annual meeting duly called and held upon notice in accordance with the provisions of
Section 1067 of the Oklahoma General Corporation Act.

     FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 1077 of the Oklahoma General Corporation Act.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its President and attested to by its Secretary on April 28, 2004.

                                               DAVID J. D'ARCANGELO
                                               David J. D'Arcangelo, President

Attest:

REGGIE B. COOK
Reggie B. Cook, Secretary

--------------------------------------------------------------------------------

PROXY                                                                     PROXY

                        ADVANTAGE MARKETING SYSTEMS, INC.
                            711 NORTHEAST 39TH STREET
                          OKLAHOMA CITY, OKLAHOMA 73105

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
             BOARD OF DIRECTORS OF ADVANTAGE MARKETING SYSTEMS, INC.

THE UNDERSIGNED HEREBY APPOINT REGGIE B. COOK AND ROBIN L. JACOB AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY APPOINTS AND AUTHORIZES EACH OF THEM TO REPRESENT AND VOTE AS DESIGNATED BELOW, ALL THE SHARES OF COMMON STOCK, $0.0001 PAR VALUE, OF ADVANTAGE MARKETING SYSTEMS, INC. (THE "COMPANY") HELD OF RECORD BY THE UNDERSIGNED ON JUNE 21, 2004, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY AUGUST 20, 2004, OR ANY ADJOURNMENT THEREOF.

     1. To consider and act upon the re-election of John W. Hail, as a director for a term ending in 2007, and until his successor shall have been duly elected and qualified. A vote "For" will represent a vote for the nominee director.

                  /   /  FOR                      /   /  WITHHOLD AUTHORITY


     2. To consider and act upon the election of M. Thomas Buxton III, as a director for a term ending in 2007, and until his successor shall have been duly elected and qualified. A vote "For" will represent a vote for the nominee director.

                  /   /  FOR                      /   /  WITHHOLD AUTHORITY


     3. To consider and act upon the election of David J. D'Arcangelo, as a director for a term ending in 2007, and until his successor shall have been duly elected and qualified. A vote "For" will represent a vote for the nominee director.

                  /   /  FOR                      /   /  WITHHOLD AUTHORITY


     4. To approve the amendment of the Company's Certificate of Incorporation changing the name of the Company from Advantage Marketing Systems, Inc. to AMS Health Sciences, Inc.

                  /   /  FOR           /   /  AGAINST            /   /  ABSTAIN


     5. To consider and act upon the ratification and the appointment of Grant Thornton LLP as the Company's independent auditor for the fiscal year ending December 31, 2004. A vote "For" will represent a vote for such ratification and appointment.

                  /   /  FOR          /   /  AGAINST             /   /  ABSTAIN


                 To transact such other business as may properly
               come before the meeting or any adjournment thereof
                        ADVANTAGE MARKETING SYSTEMS, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                         YOU CAN VOTE IN ONE OF TWO WAYS

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                                VOTE BY INTERNET
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Its fast, convenient, and your vote is immediately confirmed and posted.

     1.   Read the accompanying Proxy Statement.
     2. Go to the website http://www.eproxyvote.com/amm and follow the instructions on the screen.

Please note that all votes cast by Internet must be made prior to 5:00 p.m. CDT, August 17, 2004.

     IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL

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                                  VOTE BY MAIL
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To vote by mail, read the accompanying Proxy Statement then complete, sign and date the proxy card below. Detach the card and return it in the envelope provided herein.


        IF YOU ARE NOT VOTING BY INTERNET, DETACH PROXY CARD AND RETURN.
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THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

PLEASE SIGN EXACTLY AS THE NAME APPEARS TO LEFT. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                                   DATE: _________________, 2004


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                                                Signature


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                                     Signature if held jointly

                                             PLEASE MARK, SIGN, DATE AND
                                             RETURN THIS PROXY PROMPTLY
                                             USING THE ENCLOSED ENVELOPE.